UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07639

T. Rowe Price Institutional Equity Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Institutional Large-Cap Value Fund	December 31, 2019

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE INSTITUTIONAL LARGE-CAP VALUE FUND

HIGHLIGHTS

■	The Institutional Large-Cap Value Fund returned 26.69% in 2019. The fund outperformed both the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index.

■	Within the fund, most sectors contributed to relative returns, led by consumer staples. Communication services sector holdings detracted the most from relative results.

■	Sector allocations stayed mostly consistent in the past 12 months. We took advantage of several pockets of market weakness during the period to buy shares at attractive valuations. We also sold shares of several companies on strength.

■	Hard economic data remain weak, but economic indicators appear to be bottoming. While a strong consumer and more accommodative monetary policy provide support, we believe political, regulatory, and geopolitical risks are likely to be elevated in 2020.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

CIO Market Commentary

Dear Investor

Stocks posted strong gains in 2019 as most major U.S. indexes hit record highs in a broad-based rally that more than offset 2018’s losses. Large- and mid-cap growth stocks were the strongest performers, with the S&P 500 and Nasdaq benchmarks recording their best year since 2013. U.S. shares outpaced their global counterparts, although most non-U.S. indexes also finished with solid double-digit gains.

Technology shares performed best within the S&P 500, helped by strong gains from industry giants Apple and Microsoft, and financial stocks also outperformed the broader market. Fixed income securities produced solid gains during the period as well—with corporate bonds leading the way—as longer-term Treasury yields fell to historic lows in late summer before partially rebounding.

In a sign that public markets have retained discipline, investors expressed skepticism about certain private-equity valuation levels when compared with their prospects for financial profitability. Relatively few initial public offerings (IPOs) saw their prices appreciate during the year, and one high-profile IPO candidate (WeWork) decided to withdraw its offering altogether after its valuation was dramatically reduced in the weeks before its proposed IPO.

Although the year opened with concerns that an escalating U.S.-China trade dispute could lead to a recession, global central banks played a key role in supporting markets. Fed policymakers delivered quarter-percentage-point rate cuts in July, September, and October and took steps to maintain liquidity in short-term lending markets. Other central banks also acted to address flagging growth, including the European Central Bank, which lowered its benchmark deposit rate deeper into negative territory and announced that it was restarting its quantitative easing program.

The pivot to a more accommodative monetary policy was a marked change from 2018, when the Fed raised rates four times, and appeared to be successful in reenergizing the economy. After contracting earlier in 2019, key U.S. manufacturing indicators showed signs of stabilizing by year-end, and the labor market remained strong, with solid payroll gains and an unemployment rate hovering near a 50-year low. With this more encouraging economic backdrop, it was not a surprise that in December Fed officials seemed satisfied that monetary policy was properly positioned to support continued growth and forecast no additional rate moves in 2020.

Besides central bank policy, investors also closely followed developments in the U.S.-China trade dispute. Stocks stumbled in May and August after the U.S. announced new tariffs on some Chinese imports and China retaliated with new tariffs of its own. However, investors generally took an optimistic view of trade negotiations, which limited the trade war’s toll on markets, and in December the two countries announced a “phase one” agreement to reduce some existing tariffs and cancel the imposition of new ones.

With monetary policy worldwide largely committed to ensuring market liquidity and some global economic indicators showing signs of improvement, there are reasons to be optimistic in 2020. However, we caution investors not to expect the outsized gains of the past year. If the post-World War II era is to be a guide, the S&P 500 has on average generated mid-single-digit returns in the fourth year of a presidential cycle.

Further market advances will likely hinge on a resumption in earnings growth, which stalled in 2019, and there is no shortage of global risks in the year ahead. Unresolved trade issues, tensions in the Middle East, and policy debates on taxes, health care, and wealth disparity leading up to the U.S. presidential election all have the potential to cause market volatility.

In addition to these risks, T. Rowe Price analysts will be closely following how disruptive forces such as innovation, technological change, and automation could impact a growing number of global industries. In an uncertain environment, with a wide dispersion of returns possible, we believe that in-depth fundamental research that integrates environmental, social, and governance considerations will be critical to successfully assess opportunities and risks. I am confident our strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Institutional Large-Cap Value Fund returned 26.69% in 2019. The fund outperformed both the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index. (Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Several leading contributors to relative performance hailed from the information technology sector. Microsoft continued to generate strong growth within cloud computing through its Intelligent Cloud, which includes Azure, on-premises, and professional service offerings. Investors also reacted positively to the software giant’s USD $10 billion Pentagon cloud contract win late in the period. Shares of Qualcomm finished higher as a result of the chip manufacturer reaching a multibillion-dollar settlement with Apple in the second quarter, followed by stronger-than-expected revenues later in the year, as the company’s technology innovations drove market share gains and shipments that exceeded expectations. Shares of Applied Materials increased throughout the year as next-generation, leading-edge technologies continue to drive demand for the company’s tools and product solutions. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Elsewhere in the portfolio, shares of Tyson Foods continued to benefit from improved earnings and operational performance as well as the ongoing effects of African swine fever, causing global protein prices to rise in the wake of the outbreak. TC Energy, a utility-like infrastructure company that also holds an irreplaceable natural gas pipeline within the U.S., was a significant contributor to the portfolio. Shares finished higher over the year after a series of successful asset sales have, in our view, positioned the company to transition into a self-funding business. Investors reacted positively to news that Southern Company’s Vogtle nuclear power project is progressing and were drawn to the utilities sector’s durable earnings profile and outlook for improved operational performance.

Top detractors from relative performance were spread out among several sectors. An underweight in communications and digital entertainment services provider AT&T weighed on relative returns. Shares performed well amid improved performance from the company’s business wireline segment. Investors also reacted positively to news of activist activity in the stock, which they hope could prompt management to sell off AT&T’s non-core assets. Share prices of global energy exploration and production company Occidental Petroleum fell as the firm pursued a debt-fueled takeover of Anadarko Petroleum. The market not only balked at the valuation paid but also questioned the strategic rationale for the deal. We continue to view the stock as attractively valued with potential for strong production growth longer term. An underweight in Walt Disney detracted from relative performance as the company benefited from increased clarity surrounding its direct-to-consumer Disney+ streaming service, which launched in November. An underweight allocation to Citigroup detracted from relative results. We were underweight late in the period when shares of Citigroup and banking peers rose on improved market sentiment and reduced global growth concerns.

How is the fund positioned?

The Institutional Large-Cap Value Fund invests in companies with favorable long-term fundamental characteristics that we believe are mispriced by the market. Each position is the result of careful stock picking based on the fundamental research generated by T. Rowe Price’s global equity analyst team. We seek to identify quality companies that are trading below their intrinsic value owing to short-term controversy surrounding the company or its business model. Because of our long-term investment horizon, we can exploit the valuation anomalies that often occur as companies take steps to resolve uncertainties and return to past levels of profitability. If we can successfully identify companies with asymmetric return potential, we believe that we can beat the market and our peers over time.

Financials remains the fund’s largest sector allocation. Within the sector, our focus is on owning attractively valued, idiosyncratic investments that we expect to be solid performers in most economic scenarios. During the period, our exposure to the sector rose in absolute terms but stayed broadly unchanged relative to the benchmark. We added to our position in global insurance carrier American International Group. We see potential for strong earnings and book value growth over a longer time horizon as its underwriting performance continues to improve and property and casualty pricing continues to firm. We initiated a position in State Street late in the period. We are encouraged by the trust bank’s high proportion of fee-based revenue and strong expense focus. Moreover, we are optimistic that State Street’s ongoing investments in the business, and more efficient use of its excess capital, will drive greater productivity of its assets and higher returns on equity. We eliminated our stake in Bank of New York Mellon on share price appreciation.

Our exposure to health care declined in absolute terms but rose relative to the benchmark. The sector remained our second-largest allocation at period-end. We sold shares of pharmaceutical company Merck throughout the period on strength. Although we like the company for its durable growth profile and innovative product portfolio, we see signs of rising competitive pressures in the company’s key growth areas within pharmaceuticals. We initiated a position in biopharmaceutical company AbbVie in the wake of its announced acquisition of Allergan, a deal that we believe provides the company with several new durable revenue streams. The stock is attractively valued, and we used the market’s negative reaction to the deal as a buying opportunity.

Industrials and business services was the third-largest sector allocation at the end of the period. We bought shares of global parcel delivery firm UPS. Following a multiyear investment in its infrastructure and operations, we see potential for improved operating performance going forward as revenue growth continues to be driven by strong demand for global parcel delivery. We reduced our ownership of Johnson Controls International, a maker of equipment and building controls. Shares performed well as the company continued to consolidate its operations and introduce new innovations to garner market share; its sale of its Power Solutions business closed ahead of schedule earlier in the year.

Elsewhere in the portfolio, we added to our stake in GE. Though we acknowledge prior management’s missteps and the remaining challenges GE faces, we remain confident in the current leadership team and potential for operational improvement across its businesses. We also like the company’s attractive valuation and its recent progress on its turnaround efforts. While its power business continues to struggle, we believe the current management team will be successful in de-risking its balance sheet and turning around struggling businesses. We initiated a position in Edison International following the passage of a California bill that created a liability fund to compensate the victims of recent wildfires. We believe that increased visibility regarding wildfire liabilities improves Edison International’s risk/reward profile. We are also attracted to the company’s compelling valuation relative to peers.

What is portfolio management’s outlook?

Hard economic data remain weak, but economic indicators appear to be bottoming. Moreover, the Federal Reserve’s pivot toward accommodative monetary policy and a warming in U.S.-China trade relations have improved investor sentiment.

Given the strength of the market over the past year, we view broad valuations as unattractive and believe investors may be too complacent. While a strong consumer and more accommodative monetary policy provide support, we believe political, regulatory, and geopolitical risks are likely to be elevated in 2020.

Given this backdrop, opportunities are more idiosyncratic, and we continue to seek out companies with improving fundamentals and compelling risk/reward profiles that have been overly discounted due to controversy or stress. As always, we seek to look past the noise to make long-term investments in higher-quality companies and maintain our positions until the expected catalysts for share price appreciation come to fruition.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

RISKS OF STOCK INVESTING

As with all stock funds, the fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse local, political, social, or economic developments in the U.S. or abroad; changes in investor psychology; or heavy selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies held by the fund may prove incorrect, resulting in losses or poor performance, even in rising markets. Also, the fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the fund’s overall investment program and achieve the fund’s investment objective.

RISKS OF VALUE INVESTING

Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

BENCHMARK INFORMATION

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

GROWTH OF $1 MILLION

This table shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $2,902,880)	$	3,792,462
Dividends receivable		7,195
Receivable for investment securities sold		2,390
Receivable for shares sold		1,766
Other assets		373
Total assets		3,804,186
Liabilities		
Obligation to return securities lending collateral		41,627
Payable for investment securities purchased		2,381
Payable for shares redeemed		1,853
Investment management fees payable		1,733
Due to affiliates		13
Payable to directors		3
Other liabilities		64
Total liabilities		47,674
NET ASSETS	**$**	**3,756,512**
Net Assets Consist of:		
Total distributable earnings (loss)	$	867,578
Paid-in capital applicable to 158,996,977 shares of $0.0001 par value capital stock outstanding; 2,000,000,000 shares of the Corporation authorized		2,888,934
NET ASSETS	**$**	**3,756,512**
NET ASSET VALUE PER SHARE	**$**	**23.63**

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

($000s)

		Year Ended 12/31/19
Investment Income (Loss)		
Income		
Dividend	$	98,422
Securities lending		128
Total income		98,550
Expenses		
Investment management		18,802
Shareholder servicing		18
Prospectus and shareholder reports		101
Custody and accounting		211
Registration		43
Legal and audit		37
Directors		11
Miscellaneous		95
Total expenses		19,318
Net investment income		79,232
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		156,424
Payment from Price Associates (Note 5)		29
Net realized gain		156,453
Change in net unrealized gain/loss on securities		556,810
Net realized and unrealized gain / loss		713,263
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**792,495**

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

($000s)

	Year Ended 12/31/19	12/31/18 [1]
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 79,232	$ 73,630
Net realized gain	156,453	219,146
Change in net unrealized gain / loss	556,810	(605,770)
Increase (decrease) in net assets from operations	792,495	(312,994)
Distributions to shareholders		
Net earnings	(202,025)	(215,739)
Capital share transactions*		
Shares sold	445,334	446,547
Distributions reinvested	200,615	215,020
Shares redeemed	(456,517)	(1,033,506)
Increase (decrease) in net assets from capital share transactions	189,432	(371,939)
Net Assets		
Increase (decrease) during period	779,902	(900,672)
Beginning of period	2,976,610	3,877,282
End of period	**$ 3,756,512**	**$ 2,976,610**
*Share information		
Shares sold	19,775	19,232
Distributions reinvested	8,577	10,718
Shares redeemed	(20,272)	(44,896)
Increase (decrease) in shares outstanding	8,080	(14,946)

[1] Pursuant to the SEC's Disclosure Update and Simplification rule, certain prior year amounts have been reclassified to conform to current year presentation.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Value Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution may also be declared and paid by the fund annually.

New Accounting Guidance Effective January 1, 2019, the fund adopted FASB guidance that shortened the amortization period for certain callable debt securities held at a premium. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2019 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2019, the value of loaned securities was $40,672,000; the value of cash collateral and related investments was $41,627,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $944,195,000 and $865,572,000, respectively, for the year ended December 31, 2019.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended December 31, 2019, the following reclassification was recorded:

Distributions during the years ended December 31, 2019 and December 31, 2018, were characterized for tax purposes as follows:

At December 31, 2019, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. During the year ended December 31, 2019, the fund utilized $4,121,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended December 31, 2019, expenses incurred pursuant to these service agreements were $70,000 for Price Associates and $16,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

On April 2, 2019, Price Associates reimbursed the fund $29,000 (0.0% of net assets) for the estimated effect of an under-reported cash balance available for investment.

As of December 31, 2019, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,461,426 shares of the fund, representing 2% of the fund’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - SUBSEQUENT EVENT

At a meeting held October 29, 2019, the fund’s Board approved certain changes to the fund effective May 1, 2020 (the Restructure). Under the Restructure, the fund’s outstanding shares will be re-designated as I Class shares; the fund’s name will change to the T. Rowe Price Large-Cap Value Fund; and the fund will also offer Investor Class shares, which will be available to retail investors. Each class will have exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

In addition, the Board approved an amendment to the fund’s investment management agreement. The annual investment management fee rate will be the lesser of the current management fee rate of 0.55% and a “combined fee rate.” The combined fee rate is an individual fund fee rate, equal to 0.26% of the fund’s average daily net assets, and a group fee. The group fee rate will be calculated based on the combined net assets of certain mutual funds sponsored by Price Associates applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee will be determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2019, the effective annual group fee rate was 0.29%. The amendment to the fund’s investment management agreement will be effective May 1, 2020.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional Equity Funds, Inc. and
Shareholders of T. Rowe Price Institutional Large-Cap Value Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Institutional Large-Cap Value Fund (one of the funds constituting T. Rowe Price Institutional Equity Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2020

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/19

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

■	$3,906,000 from short-term capital gains,

■	$145,982,000 from long-term capital gains, subject to a long-term capital gains tax rate not greater than 20%.

For taxable non-corporate shareholders, $83,110,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $81,040,000 of the fund’s income qualifies for the dividends-received deduction.

For individuals and certain trusts and estates which are entitled to claim a deduction of up to 20% of their combined qualified real estate investment trust (REIT) dividends, $29,000 of the fund’s income qualifies as qualified real estate investment trust (REIT) dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [189]

President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to present)

Ronald J. Daniels (1959) 2018 [189]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present)

Bruce W. Duncan (1951) 2013 [189]

Chief Executive Officer and Director (January 2009 to December 2016), Chairman of the Board (January 2016 to present), and President (January 2009 to September 2016), First Industrial Realty Trust, an owner and operator of industrial properties; Chairman of the Board (2005 to September 2016) and Director (1999 to September 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to present); Member, Independent Directors Council Governing Board (2017 to present); Senior Advisor, KKR (November 2018 to present); Director, Boston Properties (May 2016 to present); Director, Marriott International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr. (1952) 2012 [189]

Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to January 2016); Chairman of the Board, all funds (July 2018 to present)

Paul F. McBride (1956) 2013 [189]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [189]

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate of Labor Studies Program at the National Bureau of Economic Research (2011 to 2015); Board Member, National Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member, American Economic Association (2018 to present)

John G. Schreiber (1946) 2001 [189]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

Mark R. Tercek(c) (1957) 2009 [0]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

(a)All information about the independent directors was current as of February 19, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014 and is a member of the Johns Hopkins University Board’s Compensation Committee.

(c)Effective February 15, 2019, Mr. Tercek resigned from his role as independent director of the Price Funds.

INSIDE DIRECTORS

Name (Year of Birth) Year Elected* [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [189]

Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President and Secretary, T. Rowe Price, T. Rowe Price Hong Kong (Price Hong Kong), and T. Rowe Price International; Vice President, T. Rowe Price Japan (Price Japan) and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA** (1971) 2017 [189]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; President, Institutional Equity Funds

*Each inside director serves until retirement, resignation, or election of a successor.
**Mr. Sharps replaced Edward A. Wiese as director of the domestic fixed income Price Funds effective January 1, 2019.

OFFICERS

Name (Year of Birth) Position Held With Institutional Equity Funds	Principal Occupation(s)

Francisco M. Alonso (1978) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Darrell N. Braman (1963) Vice President and Secretary	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.

Alan S. Dupski, CPA (1982) Assistant Treasurer	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Ann M. Holcomb, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John D. Linehan, CFA (1965) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Heather K. McPherson, CPA (1967) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Curt J. Organt, CFA (1968) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason B. Polun, CFA (1974) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Larry J. Puglia, CFA, CPA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John W. Ratzesberger (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Taymour R. Tamaddon, CFA (1976) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ken D. Uematsu, CFA (1966) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

J. David Wagner, CFA (1974) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John F. Wakeman (1962) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Thomas H. Watson (1977) Executive Vice President	Director and Vice President, T. Rowe Price Trust Company; Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,227,000 and $2,544,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 14, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 14, 2020

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 14, 2020